The Guardian Investor Variable Annuity B Series and

The Guardian Investor Variable Annuity L Series

Issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

Prospectus supplement dated July 6, 2010 to the prospectuses dated July 6, 2010.

The following supplemental information should be read in conjunction with:

the Prospectuses dated July 6, 2010, for The Guardian Investor Variable Annuity B Series and The Guardian Investor Variable Annuity L Series, individual flexible premium deferred variable annuity contracts issued through The Guardian Separate Account R.

Except as set forth herein, all provisions of the prospectus noted above shall remain unchanged.

On page 10 of the prospectus, the following sentence should be added to the end of the section entitled, “Payments”:

In Oregon, the Department of Insurance has required GIAC not to accept premium payments into the contract on or after the third contract anniversary.

This Prospectus Supplement should be retained with the Prospectus for future reference.

PS-0008-07-05

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